EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the "Report") of FMS Financial Corporation (the "Corporation") as filed with the Securities and Exchange Commission on the date hereof, we, Craig W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


/s/ Craig W. Yates                                            /s/ Channing L. Smith
------------------------------------------                    -------------------------------------------
Craig W. Yates                                                Channing L. Smith
President and Chief Executive Officer                         Vice President and Chief Financial Officer
                                                              (Principal Financial and Accounting Officer)

May 15, 2007